UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 10, 2014

ARES MANAGEMENT, L.P.

 (Exact Name of Registrant as Specified in Charter)

Delaware	001-36429	80-0962035
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Avenue of the Stars, 12th Floor	90067
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (310) 201-4100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

This Form 8-K/A corrects an inadvertent error in the press release (the “Press Release”) that reported the registrant’s financial results for the quarter ended March 31, 2014 and the text of which is included as Exhibit 99.1 to this Form 8-K. The press release included as Exhibit 99.1 includes pie charts that are not included in the text of the press release issued through Business Wire.

Due to a printer error, on page six of the Press Release the pie chart reflecting the assets under management for the registrant’s Tradable Credit Group was inadvertently replaced with the same pie chart that appears on page seven of the Press Release. The press release included as Exhibit 99.1 includes the correct pie chart.

The information disclosed under this Item 2.02, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)          Exhibits:

Exhibit Number	Description

99.1	Press Release, dated June 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARES MANAGEMENT, L.P.
By: Ares Management GP LLC, its general partner
Date: June 10, 2014

	By:	/s/ Daniel F. Nguyen
	Name:	Daniel F. Nguyen
	Title:	Chief Financial Officer

Exhibit Index

Exhibit Number	Description

99.1	Press Release, dated June 10, 2014